SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 1, 2006

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

800 Prime Place, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDICAL ACTION INDUSTRIES INC. – 8-K	Filing Date: 6/1/06

Filing Sections

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Item 7.01 Regulation FD Disclosure.

On June 1, 2006, Registrant issued a press release disclosing information regarding the Registrant’s Results of Operations for the three and twelve months ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

(99.1)	Press Release Dated June 1, 2006

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Richard G. Satin
Richard G. Satin,
Vice President of Operations and General Counsel
(Principal Accounting Officer)

Dated: June 1, 2006

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